UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2009

GRANITE FALLS ENERGY, LLC
 (Exact name of registrant as specified in its charter)

Minnesota	000-51277	41-1997390
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15045 Highway 23 SE, Granite Falls, MN	56241-0216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (320) 564-3100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Results of 2009 Annual Members’ Meeting

On March 19, 2009, Granite Falls Energy, LLC (“GFE”) held its annual members’ meeting (“Annual Meeting”) to vote on the election of two governors whose terms were scheduled to expire in 2009. Of the three nominees, Rod Wilkison and Dennis Wagner, were elected by a plurality vote of the members eligible to vote, to serve a term, which will expire in 2012. The votes for the newly elected governors were as follows:

Governors Elected to Serve until 2012.	For
Rod Wilkison	7,373
Dennis Wagner	6,597

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED ETHANOL, LLC

March 23, 2009	/s/ Stacie Schuler

Date	Stacie Schuler, Chief Financial Officer

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